CONVERTIBLE PROMISSORY NOTE


$______                                                   Miami Beach, Florida
                                                              January __, 1997


      FOR VALUE RECEIVED, the undersigned, INTERNATIONAL FAST FOOD CORPORATION, a Florida corporation (the "Company"), hereby unconditionally promises to pay to the order of ______________________ (the "Lender") at the office of the Lender, 1000 Lincoln Road, Suite 200, Miami Beach, Florida in lawful money of the United
States        of        America        the        principal        sum        of
___________________________________($__________),  together with interest on the unpaid principal amount outstanding from time to time at a rate of eight percent (8%) per annum, payable semi-annually on June 15 and December 15 of each year during the term hereof commencing June 15, 1997. All outstanding principal and interest accrued and unpaid on this Note shall be payable in full on January __, 1999, the maturity date.


      This Note is subject to the following additional provisions:

      1. The Lender is hereby assigned a security interest (the "Security Interest"), to the extent possible, in the Company's entire equity interest in International Fast Food Polska, a Polish limited liability corporation, and in all proceeds thereof. The Security Interest is senior to the Convertible Subordinated Debentures of the Company which mature in 2007 and provide for the payment of interest at 9% semi-annually until maturity. The Lender is aware this Security Interest will be subordinate to an existing security interest pursuant to the Agreement to Assign Litigation Proceeds dated January 25, 1996 and all Amendments thereto.

      2. The Lender is hereby given the option, exercisable at any time after the date hereof, to convert up to the entire unpaid principal balance outstanding at the time of the exercise of this Note into duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value $.01, of the Company at a rate, subject to such adjustment(s), if any, set forth below, equal to $.10 per share of Common Stock. Lender shall exercise the option to convert by sending written notice to such effect to the Company which notice shall be accompanied with the original of this Note or suitable arrangements for the delivery of this Note.

      3. Upon conversion hereof into Common Stock ("Registrable Securities"), the Lender shall have the right, exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission, at the sole expense of the Company, in respect of all holders of Registrable Securities, a Registration Statement so as to permit a public offering and sale of the Registrable Securities. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that all holders of Registrable Securities receive an opinion of counsel to the Company that all of




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the Registrable  Securities may be freely traded without  registration under the
Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

      4. In the event that the outstanding Common Stock of the Company hereafter is restructured or revised by recapitalization, reclassification, combination or shares, stock split or split-up or stock dividend, the aggregate number and kind of common stock subject to this Note shall be adjusted appropriately, both as to the number of shares of common stock and the conversion price. Upon dissolution or liquidation of the Company, the Lender shall have the right, immediately prior to such dissolution or liquidation, to exercise its conversion right in whole or in part to the extent that it shall not have been exercised. No fractional shares will be issued upon any conversion, but an adjustment therefor in cash will be made with respect to any fraction of a share which would otherwise be issuable based upon the market price as determined above.

      5. In case of any sale, exchange, tender offer, redemption or buyout of the Company's shares, or any consolidation of the Company with or merger of the Company into another corporation, or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Lender an agreement that the Lender shall have the right thereafter, upon payment of the per share conversion price in effect immediately prior to such action, to convert on the same basis which it would have or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such conversion been accomplished immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided herein. These provisions shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

      6. The Company covenants and agrees that: (i) all shares of Common Stock delivered upon conversion (in accordance with the terms and conditions set forth herein) of this Note will, upon delivery, be duly and validly authorized and issued, fully paid and non-assessable and free from all liens and charges with respect to the purchase thereof; and (ii) it will at all times use its best efforts to reserve and keep available an authorized number of shares of its Common Stock sufficient to permit the exercise in full of all outstanding options, warrants and rights, including the conversion rights under this Note.

      7. The Company waives demand, presentment, protest and notice of any kind and consents to the extension of time or payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

      8. This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged. The Company hereby authorizes the Lender to complete this Note and any particulars relating thereto according to the terms of the indebtedness evidenced hereby.



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



      9. All rights and remedies available to the Lender pursuant to the provisions of applicable laws and otherwise are cumulative, non-exclusive and enforceable alternatively, successively and/or concurrently after default by the Company pursuant to the provisions of this Note.

      10. The Company shall have the option to prepay upon 10 days prior written notice at any time. All optional prepayments of principal made pursuant to this Note shall be accompanied by the payment of all accrued interest on such principal through the date of payment.

      11. If one or more of the following described "events of Default" shall occur:

            (a) The Company shall default in the payment of principal or interest on this Note; or

            (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement dated as even date herewith (the "Subscription Agreement"), or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Subscription Agreement shall be false or misleading in any material respect at the time made and such failure shall remain uncured for a period of 7 days from receipt of written notice from the Lender; or

            (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of seven (7) days after notice from the Lender of such failure; or

            (d) The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
                  (30) days after such appointment; or

            (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (3) days thereafter, or

            (g) The Company shall default in the payment when due of any principal of or interest on any of its other indebtedness or other obligation of the Company in an amount of $5,000 or more; 3

            Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Lender (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Lender and in the Lender's sole discretion, the Lender may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Lender may immediately, and without expiration of any period of grace, enforce any and all of the Lender's rights and remedies provided herein or any other rights or remedies afforded by law.

      12.   The Lender may assign its rights and obligations hereunder.

      13. This Note shall be governed by and construed in accordance with the laws of the State of Florida and shall be binding upon the successors, assigns, heirs, administrators and executors of the Company and inure to the benefit of the Lender, its successors, endorsees, assigns, heirs, administrators and executors. If any term or provision of this Note shall be invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated January __, 1997


                                    INTERNATIONAL FAST FOOD CORPORATION



                                    By:_____________________________
                                      Its:


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